Exhibit 99.2

Investors Presentation November 2022 Trusted Communication Platform Copyright © Kaleyra, Inc. 2022

Copyright © Kaleyra, Inc. 2022 DISCLAIMER FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra, Inc. (“Kaleyra” or the “Company”) and the Company’s financial results, as well as future size and growth of addressable markets. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra in light of its experience and perception of historical trends, current conditions, and expected future developments and their potential effects on Kaleyra as well as other factors that Kaleyra believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. Certain industry, market and competitive position data included in this presentation is based on research, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While Kaleyra believes these third party sources to be reliable, it has not independently verified, and makes no representation as to the accuracy or completeness of any information obtained from third party sources. In addition, certain of this data involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes references to Adjusted Gross Margin, Adjusted EBITDA and Adjusted Earnings Per Share (EPS), i.e. financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted Gross Margin is defined as of any date of calculation, the consolidated revenues of Kaleyra and its subsidiaries, net of the cost of goods sold calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus the amortization of acquired intangible assets running through cost of goods sold, divided by the consolidated revenues. Adjusted EBITDA is defined as of any date of calculation, the consolidated earnings or loss of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction and one-off expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (v) any provision for the write down of assets. Adjusted EPS is calculated by dividing the adjusted net income (loss) by the weighted number of shares outstanding. Adjusted net income (loss) is defined as of any date of calculation, the net income (loss) of Kaleyra and its subsidiaries, plus: (i) transaction and one-off expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees, (v) any provision for the write down of assets, (vi) the amortization of acquired intangible assets and (vii) the amortization of debt discount and issuance costs of convertible financial instruments. Kaleyra’s management believes that these non-GAAP measures of Kaleyra’s financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Internally, management uses these Non-GAAP financial measures in assessing the Company’s operating results and in planning and forecasting. Investors should not rely on any single financial measure to evaluate Kaleyra’s business. Certain of the financial metrics in this presentation can be found in Kaleyra’s Form 10-Q for the quarter ended September 30, 2022, filed with the “SEC” on November 7, 2022, and the reconciliation of Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS can be found on slide 20-22 of this presentation. This presentation also includes reference to the non-GAAP operating metric Dollar-Based Net Expansion Rate, whose definition can be found on slide 23 of this presentation. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. 2

Copyright © Kaleyra, Inc. 2022 3 The Trusted Communication Platform as a Service (CPaaS) Kaleyra’s omnichannel platform helps businesses around the world connect with customers on their preferred channels

Copyright © Kaleyra, Inc. 2022 CPaaS Encompasses Multiple Channels CPaaS (Communication Platform as a Service) represents a broad spectrum of communication channels, from traditional SMS messages to RCS messaging and video and audio collaboration. Typically used for business-to-consumer communication, CPaaS companies may specialize in one channel or provide a range of channel offerings for their enterprise customers. 4

Overview 5

Copyright © Kaleyra, Inc. 2022 Omnichannel Offering for B2C Communication 6 Kaleyra offers a wide variety of mobile communications channels, tools, solutions, and services that large businesses can access through APIs or a user-friendly web interface. We cater to businesses across many verticals including financial services, e-commerce, retail, healthcare, travel, and education. Video and audio WhatsApp collaboration RCS Messaging SMS

Copyright © Kaleyra, Inc. 2022 International Presence, Global Footprint 7 Termination countries Main countries of operations Q3 2022 Geographic Revenue Mix

Copyright © Kaleyra, Inc. 2022 Exceptional Standard for Trusted Service and Industry-Specific Compliance 8 Kaleyra is committed to providing trusted, transparent, and high-quality service. Customer satisfaction is key – Kaleyra’s dedicated team of professionals offers prompt, around-the-clock assistance. Retention is high – the average engagement tenure is >10 years for international clientele and >15 years for banking customers.

Copyright © Kaleyra, Inc. 2022 Enterprise-Focused and Experienced in Highly-Regulated Sectors 9 Q3 2022 Sector Revenue Split Some of Our Customers

Copyright © Kaleyra, Inc. 2022 Top-Notch Partnerships & Integrations 10 * *Kaleyra is a proud member of Oracle PartnerNetwork and a provider of integrations to Oracle Marketing solutions. Kaleyra is also powered by Oracle Cloud Infrastructure with the goal to offer improved security, better service-level agreements, global scalability, and faster deployment.

Copyright © Kaleyra, Inc. 2022 Globally Recognized for Excellent Products, Customer Service, and Security 11

Financial Overview Q3 2022 12

Copyright © Kaleyra, Inc. 2022 Kaleyra’s Q3 2022 at a Glance 13 Messages 11.6B Voice Calls 2.4B Revenue from Long-Tenure Customers 90%+ Employees in 17 Global Offices 661 Q3 2022 Data Customer Highlights for the Fiscal Quarter Ended September 30, 2022 • 93.6% of revenue came from customers which have been on the platform for at least one year • 37.4% of revenue is related to the top 10 customers with a churn rate of zero in the last year • 93.5% Dollar-Based Net Expansion Rate(1) of quarterly revenues • Revenue by country breakdown: US (42.7%), Italy (19.3%), India (18.9%),European Countries—excl Italy (8.3%), South America (1.5%) and Other and Asian Countries (9.3%) • No individual customer accounting for more than 10% of revenue 1See definition of this non-GAAP operating metric on slide 23 Network Operator Connections 1,600+ Countries with direct connectivity 102

Financial Highlights - Q3 2022

$83.9M **In line with prior year comparable period**	**Revenue**	• Quarterly sequential growth trend in revenue amid the macroeconomic headwinds and adverse FOREX effects • Global revenue footprint and well-balanced portfolio across geographies • Solid customer-base revenue with zero churn rate on the top 10 customers
21.5% **vs. 25.0% prior year comparable period**	**Adj. Gross Margin**[(1)]	• Bouncing at 21.5% after the revised customers portfolio and geographic shift in South America • Lower marginality due to start up costs for onboarding new customers

$4.0M **vs. $8.0M prior year comparable period**	**Adj. EBITDA**[(1)]	• Quarterly sequential positive Adj. EBITDA following the mGage acquisition • Backs out $6.4M of stock-based compensation and $1.2M of transaction and one-time costs
$67.3M net current assets vs. $80.7M net current assets at year end 2021	**Current assets vs. current liabilities**	• Net current assets positive for $67.3M • Solid Net Working Capital balance • Significant amount of cash & equivalents, restricted cash and short-term investments, aggregately summing up to $87.6M or +$12.8M versus prior quarter

[1]See definition on slide 2 and reconciliation of non-GAAP measures on slides 20 through 22

Main KPIs 2020 - 2021 - 2022



$ 90.0
$ 80.0
$ 70.0
$ 60.0
$ 50.0
$ 40.0
$ 30.0
$ 20.0
$ 10.0
$ 0.0
($ 10.0)
Q1
$ 33.6
$ 4.9
($ 0.3)
Q1 20
$ 39.7
$ 6.5
($ 1.1)
Q1 21
$ 80.5
$ 6.2
Q1 22
Q2
$ 31.2
$ 4.5
($ 0.3)
Q2 20
$ 54.0
$ 11.1
$ 2.2
Q2 21
$ 81.1
$ 20.2
$ 6.0
Q2 22
Q3
$ 38.3
$ 7.7
$ 2.2
Q3 20
$ 84.0
$ 21.0
$ 8.0
Q3 21
$ 83.9
$ 18.1
$ 4.0
Q3 22
Q4
$ 44.3
$ 8.0
$ 1.6
Q4 20
$ 90.0
$ 9.6
Q4 21
Revenue
Adj Gross Profit
Adj EBITDA

kaleyra

Copyright © Kaleyra, Inc. 2022
14

Copyright © Kaleyra, Inc. 2022 15 Our Leadership Team Dario Calogero Chief Executive Officer Giacomo Dall’Aglio EVP, Chief Financial Officer Mauro Carobene EVP, Chief Business Officer Nicola Jr Vitto EVP, Chief Product Officer Zephrin Lasker SVP, Marketing & Strategic Alliances Colin Gillis Vice President of Investor Relations Geoff Grauer EVP, Operations & Customer Success Filippo Monastra SVP, Chief People Officer

investors@kaleyra.com For further details, scan this QR code: Copyright © Kaleyra, Inc. 2022 Thank You Investor Contacts: Colin Gillis Vice President of Investor Relations colin.gillis@kaleyra.com Shannon Devine MZ Group | Managing Director – MZ North America Direct: 203-741-8811 Mobile: 203-858-1945 shannonvine@mzgroup.us

Appendix 17

Copyright © Kaleyra, Inc. 2022 Quarterly Consolidated Statements of Operations The following table shows the quarterly unaudited condensed consolidated statements of operations prepared in accordance with US GAAP. 18

Copyright © Kaleyra, Inc. 2022 Consolidated Balance Sheets Note: Figures derived from US GAAP financials, except as otherwise indicated. 19

Copyright © Kaleyra, Inc. 2022 Quarterly Non-GAAP Adjusted Gross Margin Reconciliation The following table shows the reconciliation of the unaudited Non-GAAP Adjusted Gross Margin as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Note: Management uses non-GAAP financial measures to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. (1) Amortization of acquired intangible assets mainly includes the amortization of acquired intangible assets following the business combination with mGage and Bandyer. 20

Copyright © Kaleyra, Inc. 2022 Quarterly Non-GAAP Adjusted EBITDA Reconciliation The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Note: Management uses non-GAAP financial measures to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. 21

Copyright © Kaleyra, Inc. 2022 Quarterly Non-GAAP Adjusted Earnings Per Share (EPS) Reconciliation The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EPS as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Note: Management uses non-GAAP financial measures to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. (1) The Non-GAAP estimated tax effects of adjustments is determined by using the Effective Tax Rate (ETR) calculated for the three-month period, excluding discrete tax items. 22

Copyright © Kaleyra, Inc. 2022 Operating Metrics Dollar-Based Net Expansion Rate. Kaleyra’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with Active Existing Customer Accounts and to increase their use of the platform. An important way in which Kaleyra has historically tracked performance in this area is by measuring the Dollar-Based Net Expansion Rate for those customer accounts. Kaleyra’s Dollar-Based Net Expansion Rate increases when such customer accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Kaleyra’s Dollar-Based Net Expansion Rate decreases when such customer accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. Kaleyra believes that measuring Dollar-Based Net Expansion Rate provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customers. To calculate the Dollar-Based Net Expansion Rate, the Company first identifies the cohort of customer accounts that were customer accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. Active Existing Customer Accounts. Kaleyra believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Kaleyra defines an Active Customer Account at the end of any reporting period as an individual account, as identified by a unique account identifier, for which Kaleyra has recognized revenue in the period. 23

Copyright © Kaleyra, Inc. 2022 Share Count of Kaleyra Common Stock 24 KLR (NYSE) shares of Common Stock as of September 30, 2022:—issued and outstanding: 45,031,553 Note: Shares beneficially owned by management (other than Directors and Officers) are included in the Implied Retail Float